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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated December 23, 1997 included in AEP Industries Inc.'s Form 10-K for the year ended October 31, 1997 and to all references to our Firm included in this Registration Statement.


Arthur Andersen LLP
Roseland, New Jersey
April 1, 1998